                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                         March 10, 1998 (March 9, 1998)




                      Laidlaw Environmental Services, Inc.
--------------------------------------------------------------------------------
               (Exact name of Company as specified in its charter)


Delaware                            1-8368                          51-0228924
--------------------------------------------------------------------------------
(State or other                   (Commission                    (IRS Employer
jurisdiction                     File Number)                   Identification
of incorporation)                                                      Number)



     1301 Gervais Street, Suite 300, Columbia, South Carolina     29201
--------------------------------------------------------------------------------
           (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (803) 933-4200

ITEM 5.  OTHER EVENTS

         On March 9, 1998 Laidlaw Environmental Services, Inc. ("LESI") (NYSE:LLE) announced that the Safety-Kleen Corp. (NYSE:SK) special shareholder meeting has been concluded and that the Philip Group merger proposal has been defeated. Note that the announcement contains statements of LESI's opinion regarding the likelihood of the Safety-Kleen Corp. Board of Director's removal of the poison pill and other obstacles to the completion of LESI's bid for Safety-Kleen Corp. shares. The full text of the announcement is reproduced below.


FOR IMMEDIATE RELEASE

Contact: Kenneth W. Winger
         President and Chief Executive Officer

         Paul R. Humphreys
         Senior Vice President, Finance and Chief Financial Officer
         (803) 933-4210


                     SAFETY-KLEEN SHAREHOLDERS REJECT BUYOUT
                       LAIDLAW ENVIRONMENTAL EXTENDS OFFER


Columbia, South Carolina (March 9, 1998) - Laidlaw Environmental Services, Inc. (NYSE:LLE) announced that the Safety-Kleen Corp. (NYSE:SK) special shareholder meeting has been concluded and that the Philip Group merger proposal has been defeated. Based on its preliminary count, Laidlaw Environmental said approximately 44% of Safety-Kleen's outstanding shares were voted in favor of the Buyout.

         Mr. Kenneth W. Winger, Laidlaw Environmental's president and chief executive officer, said:

         "We are gratified that once again Safety-Kleen shareholders have clearly said they prefer the Laidlaw Environmental Offer. We expect the Safety-Kleen Board of Directors to accede to the will of its shareholders and remove the poison pill and other obstacles to the completion of our bid. We urge Safety-Kleen shareholders to promptly tender their shares into our offer in order to ensure a timely and smooth transition."

         Laidlaw Environmental said it had extended its exchange offer for Safety-Kleen common shares until 12:00 p.m. Midnight, New York City time on Monday, March 16, 1998, in order to give Safety-Kleen shareholders an opportunity to tender into the offer. Laidlaw Environmental further said that
27.8 million Safety-Kleen common shares had been validly tendered and not withdrawn at the time the exchange offer was extended. These shares, combined with the 601,100 shares already owned by Laidlaw Environmental, represent approximately 48% of the outstanding shares of Safety-Kleen.

         Laidlaw Environmental Services is the leading provider of hazardous and industrial waste management services to industry and government. The company operates from more than 100 locations throughout North America.

                                     - END -

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LAIDLAW ENVIRONMENTAL SERVICES, INC.



Date: March 10, 1998                    By:  /s/ Kenneth W. Winger
                                            -----------------------------
                                            Kenneth W. Winger, President
                                            and Chief Executive Officer